                                                                    EXHIBIT 99.2

                SEVEN SEAS PETROLEUM, INC.
CASE NO.:       02-45206-42
PETITION DATE:  DECEMBER 20, 2002


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:                       CASE NUMBER:      CH 11 CONVERSION DATE:        CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-42       JANUARY 14, 2003              JANUARY 14, 2003

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR:                    FEBRUARY 2003

                    MONTH                                JAN 2003          FEB 2003
                    -----                              ------------      ------------

REVENUES (MOR-6)                                                  0                 0

INCOME (LOSS) BEFORE INTEREST, DEPRECIATION,
OTHER ITEMS & INCOME TAXES (MOR-6)                         (177,000)         (384,000)
NET INCOME (LOSS) (MOR-6)                                  (265,000)         (473,000)
PAYMENTS TO INSIDERS (MOR-9)                                   NONE              NONE
PAYMENTS TO PROFESSIONALS (MOR-9)                              NONE              NONE
TOTAL DISBURSEMENTS (MOR-7)                               1,687,781         1,496,000

THE ORIGINAL OF THIS DOCUMENT MUST BE FILED WITH THE U.S. BANKRUPTCY COURT AND A COPY MUST BE SENT TO THE U.S. TRUSTEE

     REQUIRED INSURANCE MAINTAINED         EXPIRATION
          AS OF SIGNATURE DATE                DATE
                                           ----------
                                                         CHAPTER 11 TRUSTEE: Ben B. Floyd
CASUALTY           YES(X)  NO ( )          12/31/2003    FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
LIABILITY          YES(X)  NO ( )          12/31/2003    ADDRESS: 700 Louisiana, Suite 4600
VEHICLE            YES(X)  NO ( )          12/31/2003    ADDRESS:
WORKERS' COMP      YES(X)  NO ( )          12/31/2003    CITY, STATE, ZIP: Houston, TX 77002
OTHER __________   YES( )  NO ( )               - -      TELEPHONE: (713) 222-1470
                                                         FACSIMILE: (713) 222-1475

Are all accounts receivable being collected within terms? YES

Are all post-petition liabilities, including taxes, being paid within terms? YES

Have any pre-petition liabilities been paid? NO

If yes, describe:

Are all funds received being deposited into Trustee's bank accounts? DURING JANUARY ALL FUNDS WERE DEPOSITED INTO THE DEBTOR'S ACCOUNTS PURSUANT TO INTERIM CASH COLLATERAL ORDERS.

Were any assets disposed of outside the normal course of business? NO

If yes, describe:

Are all U.S. Quarterly Fee Payments current? YES, AS OF FILING DATE.

What is the status of the Plan of Reorganization? PENDING

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:                                               DATE:
       ----------------------------------------------      ---------------------
          BEN B. FLOYD, CHAPTER 11 TRUSTEE

CASE NAME:                       CASE NUMBER:      CH 11 CONVERSION DATE:        CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-42       JANUARY 14, 2003              JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)

                                               JAN 31,        FEB 28,
                  ASSETS                        2003           2003
                  ------                     ----------     ----------
CURRENT ASSETS
Cash                                              4,656          3,162
Accounts Receivable, Net                            200            200A.
Inventory: Lower of Cost or Market                    0              0
Prepaid Expenses                                     25             25
Investments in Subs                               6,396          7,756
Other                                             2,285          2,193B.
TOTAL CURRENT ASSETS                             13,562         13,336

Furniture, Equipment & Fixtures (*)                   0              0C.
Less Accumulated Depreciation                         0              0
Net Book Value of F&F                                 0              0

OTHER ASSETS:
1.
2.
3.
3.
TOTAL OTHER ASSETS
TOTAL ASSETS                                     13,562         13,336

                                      MOR-2

(*)      PER MOR FILED BY THE DEBTOR

A.       Note receivable due from Larry Ray in November 2003.

B. Capitalized costs related to debt issuance. Costs are amortized over life of debt.

C.       All furniture & equipment is held in the Debtor subsidiaries.

CASE NAME:                       CASE NUMBER:      CH 11 CONVERSION DATE:        CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-42       JANUARY 14, 2003              JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)

               LIABILITIES &                   JAN 31,         FEB 28,
               OWNERS EQUITY                    2003            2003
               -------------                 ----------      ----------
LIABILITIES:
POST-PETITION LIABILITIES (MOR-4)                    71             318

PRE-PETITION LIABILITIES:
Notes Payable - Secured                          45,000          45,000A.
Accrued Interest - Secured N/Ps                   3,508           3,508E.
Priority Debts                                        0               0
Federal Income Tax                                    0               0B.
Accrued Liabilities                                   0               0
FICA/Withholding                                      0               0C.
Unsecured Debt                                  119,377         119,377D.
Other Liabilities                                     0               0
TOTAL LIABILITIES                               167,956         168,203

MEMBERS' EQUITY (DEFICIT):
Preferred Stock                                       0               0
Common Stock                                          1               1
Additional Paid-In Capital                      225,940         225,940
Retained Earnings                              (380,335)       (380,808)F.
TOTAL OWNERS' EQUITY                           (154,394)       (154,867)
TOTAL LIABILITIES &                              13,562          13,336
OWNERS' EQUITY

                                      MOR-3

(*)      PER MOR FILED BY THE DEBTOR

A. The $45M debt is considered secured debt for purposes of this presentation.

B. A subsidiary of Debtor, SSPUSA, has not paid a 2003 tax prepayment as of filing date.

C. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

D. Unsecured debt includes the $110M notes with accrued interest, the unpaid pre-petition liabilities and the change of control agmts.

E. Payment to Secured noteholder's on 10/31/02 is assumed to be prepayment of interest on secured debt. Interest stops accruing on 12/20/02.

F. O&G properties were written down to $20M in December '03 to the estimated sales price. Liabilities were recorded for Change of Control Agmts and E-2 P&A costs were accrued for in December 2003.

CASE NAME:                       CASE NUMBER:      CH 11 CONVERSION DATE:        CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-42       JANUARY 14, 2003              JANUARY 14, 2003

SCHEDULE OF POST-PETITION LIABILITIES (000'S)

                                               JAN 31,        FEB 28,
                                                2003           2003
                                             ----------     ----------
TRADE ACCOUNTS PAYABLE                                4             60

TAXES PAYABLE:
 Federal Payroll Taxes                                0              0B.
 State Payroll & Sales Taxes                          0              0B.
 Other Taxes                                          0              0A.
 TOTAL TAXES PAYABLE                                  0              0

SECURED DEBT

ACCRUED INTEREST PAYABLE

ACCRUED PROFESSIONAL FEES:
 Trustee Fees                                        33             43C.
 Legal Fees                                          28            198D.
 Accounting Fees                                      6             17E.
 TOTAL ACCRUED PROFESSIONAL FEES                     67            258

OTHER ACCRUED LIABILITIES:
1.
2.
3.
4.
 TOTAL OTHER ACCRUED LIABILITIES
TOTAL POST-PETITION
LIABILITIES (MOR-3)                                  71            318

                                      MOR-4

A.       A subsidiary of debtor, SSPUSA, will need to make 2003 tax prepayment.

B. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

C.       Includes February 2003 fees for Floyd, Isgur.

D.       Legal fees accrued for Andrews & Kurth and Fullbright for February
         2003.

E.       Accounting fees incurred for Smith & Henault in February 2003.

CASE NAME:                       CASE NUMBER:      CH 11 CONVERSION DATE:        CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-42       JANUARY 14, 2003              JANUARY 14, 2003

                    AGING OF POST-PETITION LIABILITIES (000'S)
                    MONTH: FEBRUARY 2003
 ----------------------------------------------------------------------------------------------
                       TRADE          FEDERAL         STATE
                      ACCOUNTS        PAYROLL        PAYROLL &      AD VALOREM
 DAYS OUTSTANDING     PAYABLE          TAXES        SALES TAXES        TAXES        OTHER TAXES
 ----------------   -----------     -----------     -----------     -----------     -----------

      0-30                  58
      31-60                  2
      61-90
   91 AND OVER
      TOTAL                 60            NONE            NONE            NONE            NONE

AGING OF ACCOUNTS RECEIVABLE
MONTH: FEBRUARY 2003
-----------------------------------------------
                          JAN            FEB
 DAYS OUTSTANDING        2003           2003
 ----------------     ----------     ----------
       0-30
      31-60
      61-90
   91 AND OVER
      TOTAL              NONE            NONE

                                      MOR-5

CASE NAME:                       CASE NUMBER:      CH 11 CONVERSION DATE:        CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-42       JANUARY 14, 2003              JANUARY 14, 2003

STATEMENT OF INCOME (LOSS) (000'S)

                                                 JAN             FEB
                                                2003            2003
                                             ----------      ----------
OPERATING REVENUE (MOR-1)                             0               0
TOTAL COST OF REVENUES                                0               0
GROSS PROFIT                                          0               0

OPERATING EXPENSES:
  Selling & Marketing                                 0               0
  General & Administrative                            4               3
  Insiders Compensation                               0               0
  Management Fee from Sub SSPUSA                    140             123
  Professional Fees                                  33             258
  Other - U. S. Trustee fees                          0               0
  TOTAL OPERATING EXPENSES                          177             384
INCOME BEFORE INTEREST, DEPRECIATION               (177)           (384)
OTHER ITEMS AND INCOME TAXES (MOR-1)

  Interest expense                                    0               0
  Amortization expense                               92              92
  Interest (income)                                  (4)             (3)
  Other - Conversion fee                              0               0
  TOTAL INTEREST, DEPRECIATION &                     88              89
  OTHER ITEMS
NET INCOME BEFORE INCOME TAXES                     (265)           (473)
FEDERAL INCOME TAXES                                  0               0
NET INCOME (LOSS) (MOR-1)                          (265)           (473)

A. No insiders were funded directly by Debtor. However, two insiders are paid by SSPUSA, a susbsidiary of the Debtor. Larry Ray was paid $31,666 (salary), and Ron Lefaive was paid $13,750 for salary. Both were also reimbursed for out-of-pocket expenses.

B. Includes interest on cash balances residing in SouthWest Bank of Texas and interest on Larry Ray $200,000 note.

C. Interest stopped accruing on the companies debt on December 20, 2002, the date of the bankruptcy filing.

                                      MOR-6

CASE NAME:                       CASE NUMBER:      CH 11 CONVERSION DATE:        CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-42       JANUARY 14, 2003              JANUARY 14, 2003

STATEMENT OF CASH RECEIPTS & DISBURSEMENTS

                                                           JAN            FEB
                                                          2003           2003
                                                       ----------     ----------
CASH - BEGINNING OF MONTH                                   3,951          4,655
CASH RECEIPTS:
  Receipts from subsidiaries                                1,769              0
  Receipts of Cash from Restricted Account                    620              0
  Interest income                                               3              3
  Other                                                         0              0
  TOTAL CASH RECEIPTS                                       2,392              3

DISBURSEMENTS FOR OPERATIONS:
  Insurance                                                    60              0
  Distributions to Subsidiaries                             1,584          1,474
  Other Misc.                                                  44             22
TOTAL DISBURSEMENTS FOR OPERATIONS                          1,688          1,496
  Professional fees (MOR-9)                                     0              0
  U.S. Trustee fees                                             0              0
  Other reorganization expenses                                 0              0
TOTAL DISBURSEMENTS                                         1,688          1,496
NET INCREASE (DECREASE) IN CASH FLOW                          704         (1,493)
CASH - END OF MONTH (MOR-2)                                 4,655          3,162

                                      MOR-7

CASE NAME:                       CASE NUMBER:      CH 11 CONVERSION DATE:        CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-42       JANUARY 14, 2003              JANUARY 14, 2003

BANK ACCOUNT RECONCILIATION
FEBRUARY 2003

             BANK                         SWBT
        --------------               -------------
        ACCOUNT NUMBER                 91569612**
        --------------               -------------

         ACCOUNT TYPE                CONCENTRATION
        --------------               -------------

ENDING BALANCE PER BANK                    3,185
DEPOSITS IN TRANSIT                            0
OUTSTANDING CHECKS                           (23)
ADJUSTED BANK BALANCE                      3,162

CASH PER BOOKS                             3,162
INTEREST INCOME NOT RECORDED                   0
TRANSFERS TO ACCOUNT                           0
TRANSFERS FROM ACCOUNT                         0
DISBURSEMENTS NOT RECORDED                     0
ENDING CASH PER BOOKS                      3,162

** Note that in February all Debtor cash was held in SouthWest Bank of Texas. The Debtor has multiple accounts, but all activity sweeps into one concentration account shown above. Additional Debtor subsidiary proceeds are held in Sterling bank accounts and Colombian peso accounts.

                                 MOR-8

CASE NAME:                       CASE NUMBER:      CH 11 CONVERSION DATE:        CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-42       JANUARY 14, 2003              JANUARY 14, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                         JAN              FEB
INSIDERS: NAME/POSITION/COMP. TYPE       2003             2003
----------------------------------      ------           ------
1.  Larry A. Ray (President)             NONE            Note A.
2.  Ronald A. Lefaive (CFO)              NONE            Note A.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)                   NONE            NONE

         PROFESSIONALS                   JAN              FEB
        NAME/ORDER DATE                  2003             2003
----------------------------------      ------           ------
1.  None.
2.
3.
4.
5.
6.
TOTAL PROFESSIONALS (MOR-1)              NONE            NONE

A. No insiders were funded directly by Debtor. However, two insiders are paid by SSPUSA, a susbsidiary of the Debtor. Larry Ray was paid $31,666 for salary, and Ron Lefaive was paid $13,750 for salary. Both were also reimbursed for out-of-pocket expenses.

         Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy
         Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.)

                                     MOR-9